EXHIBIT 21.1


                           SUBSIDIARIES OF THE COMPANY

State or Jurisdiction
    of Organization           Subsidiaries
---------------------         ------------

Canada                        405704 Alberta Ltd.
Canada                        711841 Alberta Ltd.
Australia                     Antenor P/L
Switzerland                   Aredor Distribution Company Ltd.
Australia                     Aredor Holdings Ltd.
Australia                     Aredor Sales P/L
Australia                     Bridge Coal P/L
Australia                     Bridge Energy NSW P/L
Australia                     Bridge Exploration NSW P/L
Australia                     Bridge Minerals P/L
Australia                     Bridge Oil Australia Pty Ltd.
Australia                     Bridge Oil Neuquen Basin P/L
Netherlands Antilles          Bridge Oil Overseas N.V.
Australia                     Bridge Oil Services (Overseas) P/L
Delaware                      Bridge Oil (U.S.A.) Inc.
Australia                     Bridge Oil ZOCA 91-13 P/L
Australia                     Bridge Resources NSW P/L
Texas                         BSE Properties, Inc.
Bermuda                       CR International Limited
Australia                     Cyprienne P/L
Delaware                      DMLP Co.
Delaware                      Doram Energy, Inc.
Texas                         Dorchester Gas Systems, Inc.
Texas                         Dorchester Intrastate Gas Systems, L.P.
Australia                     Edland P/L
Delaware                      Hugoton Capital Corporation
Delaware                      LTP Investments, Inc.
Delaware                      Mesa Capital Corporation
Delaware                      Mesa Environmental Ventures Co.
Texas                         Mesa Offshore Royalty Partnership
Delaware                      Mesa Transmission Co.
Delaware                      P&PCanada LP Co.
Delaware                      Parker & Parsley Argentina, Inc.
Canada                        Parker & Parsley (Canada) Petroleum Company
Turks and Caicos Islands      Parker & Parsley Capital LLC
Delaware                      Parker & Parsley Energy Trading Company
Delaware                      Parker & Parsley Gas Processing Co.
Cayman Islands                Parker & Parsley International Holdings, Ltd.
Australia                     Parker & Parsley Petroleum Australia
                                   Holdings Pty Limited
Australia                     Parker & Parsley Petroleum Australia Pty Limited
Texas                         Parker & Parsley Scholarship Foundation
New York                      Parker & Parsley Transfer Agent Corporation
Texas                         Parsley Petroleum Company
Delaware                      Pioneer Holding Inc.
Delaware                      Pioneer International Resources Company
Texas                         Pioneer Natural Gas Company
Argentina                     Pioneer Natural Resources (Argentina) S.A.



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State or Jurisdiction
    of Organization           Subsidiaries
---------------------         ------------

Canada                        Pioneer Natural Resources Canada Inc.
Canada                        Pioneer Natural Resources (Canada) Ltd.
Cayman Islands                Pioneer Natural Resources (Cayman) Ltd.
Delaware                      Pioneer Natural Resources (GPC) Inc.
Cayman Islands                Pioneer Natural Resources Guatemala Ltd.
Canada                        Pioneer Natural Resources (ND) Holdings Inc.
Argentina                     Pioneer Natural Resources (Tierra Del Fuego) S.A.
Delaware                      Pioneer Natural Resources USA, Inc.
Delaware                      Pioneer NGLs (USA) Inc.
Canada                        Pioneer Petroleum (TRI) Ltd.
Delaware                      Pioneer Pipelines (USA) Inc.
Texas                         Pioneer Production Corporation International
Delaware                      Pioneer Resources Inc.
Bahamas                       Pioneer Resources Africa, Ltd.
Bahamas                       Pioneer Resources Gabon - Olowi Ltd.
Delaware                      Pioneer Resources (ND) Inc.
Delaware                      Pioneer Resources Producing L.P.
Texas                         Pioneer Uravan, Inc.
Delaware                      PNR Resources (USA) Inc.
Canada                        PNRC Oil & Gas Ltd.
Texas                         PNRC Properties L.P.
Delaware                      Rosamond Drilling Company, Inc.
Pennsylvania                  Three Rivers Pipeline Business Trust
Delaware                      Westpan NGL Co.

                              Partnerships that Pioneer Natural Resources
                              USA, Inc.is the managing general partner
                              -------------------------------------------

Texas                         Parker & Parsley 81-I, Ltd.
Texas                         Parker & Parsley 81-II, Ltd.
Texas                         Parker & Parsley 82-I, Ltd.
Texas                         Parker & Parsley 82-II, Ltd.
Texas                         Parker & Parsley 82-III, Ltd.
Texas                         Parker & Parsley 83-A, Ltd.
Texas                         Parker & Parsley 83-B, Ltd.
Texas                         Parker & Parsley 84-A, Ltd.
Texas                         Parker & Parsley 85-A, Ltd.
Texas                         Parker & Parsley 85-B, Ltd.
Texas                         Parker & Parsley Private Investment 85-A Ltd.
Texas                         Parker & Parsley Selected 85 Private
                                   Investment, Ltd.
Texas                         Parker & Parsley 86-A, Ltd.
Texas                         Parker & Parsley 86-B, Ltd.
Texas                         Parker & Parsley 86-C, Ltd.
Texas                         Parker & Parsley Private Investment 86, Ltd.
Delaware                      Parker & Parsley 87-A, Ltd.
Delaware                      Parker & Parsley 87-B, Ltd.
Delaware                      Parker & Parsley 87-A Conv., Ltd.
Delaware                      Parker & Parsley 87-B Conv., Ltd.
Delaware                      Parker & Parsley Private Investment 87, Ltd.



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State or Jurisdiction
    of Organization           Subsidiaries
---------------------         ------------

Delaware                      Parker & Parsley Producing Properties 87-A, Ltd.
Delaware                      Parker & Parsley Producing Properties 87-B, Ltd.
Delaware                      Parker & Parsley 88-A, L.P.
Delaware                      Parker & Parsley 88-B, L.P.
Delaware                      Parker & Parsley 88-C, L.P.
Delaware                      Parker & Parsley 88-A Conv., L.P.
Delaware                      Parker & Parsley 88-B Conv., L.P.
Delaware                      Parker & Parsley 88-C Conv., L.P.
Delaware                      Parker & Parsley Private Investment 88, L.P.
Delaware                      Parker & Parsley Producing Properties 88-A, L.P.
Delaware                      Parker & Parsley 89-A, L.P.
Delaware                      Parker & Parsley 89-B, L.P.
Texas                         Parker & Parsley 89-A Conv., L.P.
Texas                         Parker & Parsley 89-B Conv., L.P.
Texas                         P&P Employees 89-A Conv., L.P.
Texas                         P&P Employees 89-B Conv., L.P.
Delaware                      Parker & Parsley Private Investment 89, L.P.
Texas                         P&P Employees Private Investment 89, L.P.
Delaware                      Parker & Parsley 90-A Conv., L.P.
Delaware                      Parker & Parsley 90-B Conv., L.P.
Delaware                      Parker & Parsley 90-C Conv., L.P.
Delaware                      Parker & Parsley 90-A, L.P.
Delaware                      Parker & Parsley 90-B, L.P.
Delaware                      Parker & Parsley 90-C, L.P.
Texas                         P&P Employees 90-A Conv., L.P.
Texas                         P&P Employees 90-B Conv., L.P.
Texas                         P&P Employees 90-C Conv., L.P.
Delaware                      Parker & Parsley Private Investment 90
                                   Conv., L.P.
Texas                         P&P Employees Private Investment 90 Conv., L.P.
Delaware                      Parker & Parsley 90 Spraberry Private
                                   Development Conv., L.P.
Texas                         P&P Employees 90 Spraberry Private
                                   Development L.P.
Delaware                      Parker & Parsley 91-A, L.P.
Delaware                      Parker & Parsley 91-B, L.P.
Delaware                      Parker & Parsley 91-A Conv., L.P.
Delaware                      Parker & Parsley 91-B Conv., L.P.
Texas                         P&P Employees 91-A G.P.
Texas                         P&P Employees 91-B G.P.
Texas                         Parker & Parsley 1992 Direct Investment
                                   Program, Ltd.
Texas                         Parker & Parsley 1993 Direct Investment
                                   Program, Ltd.
Texas                         Parker & Parsley 1994 Direct Investment
                                   Program, Ltd.
Texas                         Midkiff Development Drilling Program, Ltd.


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